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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 23, 1998


                        MINUTEMAN INTERNATIONAL, INC.
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           (Exact name of registrant as specified in its charter)

           Illinois                     604540104                36-2262931
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(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)           File No.)           Identification No.)



     111 South Rohlwing Road, Addison, Illinois                       60601
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       (Address of principal executive offices)                    (Zip Code)



                                (630) 627-6900
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             (Registrant's telephone number, including area code)



                                  NO CHANGE
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  (Former name, former address and former fiscal year if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

     On November 23, 1998, Minuteman International, Inc., (the "Company"), entered into an Asset Purchase Agreement with AAR PowerBoss, Inc., for the acquisition of substantially all of the net assets and assumption of certain liabilities of AAR PowerBoss, Inc., ("PowerBoss"), an Illinois corporation. PowerBoss designs, manufactures, and repairs ride-on and walk-behind sweepers and scrubbers for floor and carpet care utilizing industrial application. The Assets acquired pursuant to the Closing, which was completed on November 24, 1998, consist of business operations, machinery, equipment, inventory, accounts receivable, and intellectual property rights. The liabilities assumed by the Company are certain liabilities incurred by PowerBoss in the ordinary course of business as reflected on the Final Closing Balance Sheet to be prepared pursuant to the Asset Purchase Agreement.

     The cash purchase price under the terms of the Asset Purchase Agreement, paid on November 24, 1998, was in the amount of $12,012,659.00. The purchase price is subject to certain post closing adjustments as provided for in the Asset Purchase Agreement.

     The Company paid for this acquisition with borrowed funds pursuant to the terms of a Loan Agreement entered into with LaSalle National Bank. The Loan Agreement includes a Term Note and a Revolving Line of Credit with LaSalle National Bank.

     PowerBoss's primary operations were conducted out of its plant in Aberdeen, North Carolina. The Company has entered into a three-year lease for the utilization of the plant and property located in Aberdeen. Rent is the sum of $17,000.00 per month plus payment of insurance, taxes and maintenance of these facilities as provided in the Lease.

Item 7.  Financial Statements and Exhibits

 (a)  Financial statements of business acquired.

      The financial statements required by Form 8-K are not included in this report and will be filed by amendment to this report on or before February 7, 1999.

 (b)  Pro forma financial information.

      The pro forma financial statements required by Form 8-K are not included in this report and will be filed by amendment to this report on or before February 7, 1999.

 (c)  Exhibits.

      2.1 Asset Purchase Agreement, dated as of November 23, 1998, by and between Minuteman International, Inc., and AAR PowerBoss, Inc.



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      2.2  Lease Agreement, dated as of November 23, 1998, by and between
           Minuteman International, Inc., and AAR PowerBoss, Inc.

     10.1 Loan Agreement, dated as of November, 1998, by and between Minuteman International, Inc., and LaSalle National Bank.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  December 7, 1998


                                        MINUTEMAN INTERNATIONAL, INC.

                                        By:
                                           ----------------------------------
                                           Jerome E. Rau
                                           President and Chief Executive Officer


                                        By:
                                           ----------------------------------
                                           Thomas J. Nolan
                                           Vice President, Treasurer, and Chief
                                           Financial Officer



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                                EXHIBIT INDEX



Exhibit        Description

2.1 Asset Purchase Agreement, dated as of November 23, 1998, by and between Minuteman International, Inc., and AAR PowerBoss, Inc.


               The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

               Schedule 1.1(c)   Leasehold Interest
               Schedule 1.1(d)   Customer's Purchase Orders
               Schedule 1.1(e)   Seller's Purchase Orders
               Schedule 1.1(f)   Machinery and Equipment (Included and Excluded)
               Schedule 1.1(h)   Intellectual Property
               Schedule 1.1(j)   Vehicles (Owned or Leased)
               Schedule 1.1(l)   Major items of Personal Property
               Schedule 1.2(j)
               Schedule 2.4(c)   XS and obsolete Inventory
               Schedule 3.1(f)   Contracts
               Schedule 3.1(g)   Warranty Claims
               Schedule 5.4(a)   May 31, 1998 Balance Sheet
               Schedule 5.4(b)   May 31, 1998 Financial Statement
               Schedule 5.5(b)   Change in Business (None)
               Schedule 5.8      Notice of Violation
               Schedule 5.9      Claims and Litigation
               Schedule 5.10     Employment Arrangements (None)
               Schedule 5.11     Taxes
               Schedule 5.12     Arrangements with Related Parties
               Exhibit  5.23     Environmental Matters
               Schedule 5.24     Employee List
               Schedule 5.25(b)  Intellectual Property Contracts
               Schedule 5.26     Permits and Licenses
               Exhibit 8.4       Seller's Attorney Opinion
               Exhibit 8.6       Bill of Sale
               Exhibit 8.8       Real Property Lease Agreement
               Exhibit 9.6       Buyer's Attorney Opinion
               Schedule 12.5     Transferred MIS Files
               Schedule 12.6     Remarketing Equipment
               Schedule 13.1     Broker Arrangements


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2.2       Lease Agreement, dated as of November 30, 1998, by and between
          Minuteman International, Inc., and AAR PowerBoss, Inc.

10.1 Loan Agreement dated as of November, 1998, by and between Minuteman International, Inc., and LaSalle National Bank.

          Exhibit B         Revolving Loan Notes
          Exhibit C         Term Loan Note
          Schedule 5.12     Environmental Disclosure
          Schedule 5.16     Other Names
          Schedule 5.20     Subsidiaries

          The foregoing exhibits and schedules to the Loan Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request.